ASSIGNMENT OF COLLATERAL IN LIEU OF FORECLOSURE
                 -----------------------------------------------


                  THIS ASSIGNMENT, dated December 6, 1996, is made by and among Affinity Entertainment, Inc., a Delaware corporation ("Affinity"), Tradewinds Television, LLC, a California limited liability company ("Tradewinds"), and Royeric Pack, an individual ("Pack") (Tradewinds and Pack are collectively referred to herein as "Transferors").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, Affinity and Tradewinds have entered into that certain Interim Financing and Security Agreement (the "Security Agreement") dated as of September 13, 1996 pursuant to which Tradewinds granted Affinity as security for the repayment by Tradewinds of Obligations (as defined in the Security Agreement), including those certain loans made by Affinity in the aggregate principal amount of $822,997.18 (represented by those certain secured promissory notes dated September 13, 1996, October 17, 1996 and November 19, 1996, respectively), which security is in the form of a perfected first priority lien (the "Lien") on those assets of Tradewinds identified in the Security Agreement and in Schedule A attached hereto (the "Collateral"), as well as for the performance, observance and discharge by Transferors of various covenants, conditions and agreements made to, with, in favor of and for the benefit of Affinity with respect to the repayment of the Obligations and such Lien (the "Conditions");

                  WHEREAS, Transferors acknowledge that on November 5, 1996, Tradewinds received a demand notice from Affinity notifying Tradewinds that the Maturity Date (as defined in the September 13, 1996 and October 17, 1996 notes) would be 90 days following receipt of such demand notice;

                  WHEREAS, Transferors acknowledge that on November 7, 1996, they received notice from Affinity, in accordance with the Security Agreement, of Transferors' default under the Security Agreement and the September 13, 1996 and October 17, 1996 notes;

                  WHEREAS, Transferors acknowledge that they failed to satisfy the Conditions under the Security Agreement and acknowledge that Affinity, pursuant to the Security Agreement, possesses the immediate right to foreclose on its Lien;

                  WHEREAS, on November 14, 1996, Affinity filed a complaint in Los Angeles Superior Court, LASC no. BC160833, naming Transferors as defendants thereunder, asserting, among other things, claims for judicial foreclosure, specific performance, injunctive relief and waste;

                  WHEREAS, Transferors acknowledge that on November 14, 1996, December 5, 1996 and December 6, 1996, they received notice from Affinity that Affinity would seek a writ of possession or alternatively appointment of a receiver for the Collateral pursuant to Affinity's rights under the Security Agreement;

                  WHEREAS, Transferors, to avoid the imposition of the foregoing remedies by Affinity and in lieu of foreclosure on the Collateral, have agreed to irrevocably and absolutely grant, transfer and assign to Affinity all right, title and interest in and to the Collateral;

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, consisting of the forgiveness of the Obligations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.        Assignment.

          Transferors hereby unconditionally and irrevocably sell, grant, transfer, assign, convey and warrant to Affinity, all of Transferors' right, title and interest in and to the Collateral, free and clear of any liens, charges, options, adverse claims or security interests, except (i) those liabilities listed on Exhibit A and (ii) those encumbrances listed on Exhibit B, and to hold the same with rights thereto unto Affinity, its successors and assigns forever to its and their own use. In consideration of the foregoing, Affinity forgives the Transferors' indebtedness represented by the Obligations.

2.        Representations and Warranties.

         a) Transferors hereby make, as if set forth in full herein, the representations and warranties of Sellers related to the Collateral made in that certain Asset Purchase Agreement, dated as of October 3, 1996, as amended, by and among Affinity and Transferors, subject to any required consents of any third parties to the transfer of any Contracts included within the Collateral.

         b) Transferors, for themselves and their successors and assigns, hereby covenant and agree that, without further consideration, at any time and from time to time after the date hereof, each of them will execute and deliver to

          Affinity such further instruments of sale, conveyance, assignment and transfer, and take such other action, all upon the reasonable request of Affinity, in order more effectively to sell, convey, grant, assign, transfer and deliver all or any portion of the Collateral to Affinity, and to assure and confirm to any other person the ownership of the Collateral by Affinity, and to permit Affinity to exercise any of the franchises, rights, licenses or privileges intended to be sold, conveyed, assigned, transferred and delivered by Transferors to Affinity pursuant to this Assignment.

3.        Appointment of Affinity as Attorney-in-Fact.

                   Transferors do hereby  constitute and appoint  Affinity,  its successors or assigns the true and lawful attorney-in-fact of Transferors with full power of substitution for them and in their name, place and stead or otherwise by or on behalf of Transferors, their successors and assigns, and for the benefit of Affinity, its successors and assigns, to demand and receive from time to time any and all moneys, property and assets, personal and mixed, tangible and intangible, hereby conveyed and assigned or intended so to be and to make, execute, acknowledge, swear to and file in the name of Transferors or their successors or assigns any deeds, assignments, notices, filings, applications, registrations and other instruments of further assurance and transfer and registration of same and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Affinity, or Transferors for the benefit of Affinity, any and all proceedings at law, in equity or otherwise which Affinity, its successors or assigns may deem proper in order to collect, assert, perfect, improve or enforce any claims, rights, interest or title of any kind in and to the Collateral, and to defend and compromise any and all actions, suits or proceedings in respect of any of the Collateral and to do any and all such acts and things in furtherance of the purposes of this Assignment as Affinity, its successors or assigns shall deem advisable. Transferors hereby declare that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Transferors or their successors or assigns, by the bankruptcy, insolvency or dissolution of Transferors or their successors or assigns or otherwise by operation of law.

4.        Governing Law.

                   This Assignment shall be construed and enforced in accordance with the laws of the State of California (without giving effect to conflict of laws principles).

5.        Remedies Cumulative.

                   All of Affinity's remedies hereunder shall be cumulative to all other remedies afforded Affinity with respect to the subject matter hereof.

6.        Reinstatement.

                   Notwithstanding anything to the contrary herein, in the event this Assignment shall be invalidated or set aside, then automatically and without any further action required, the Obligations shall be immediately reinstated, and the Lien shall be deemed to continue in full force and effect.

7.        No Third Party Beneficiaries.

                   Nothing in this Assignment, whether express or implied, is intended to confer any rights or remedies under or by reason of this Assignment on any persons other than the parties hereto, nor is anything in this Assignment intended to relieve or discharge the obligations or liabilities of any third parties to any party to this Assignment, nor shall any provision give any third parties any right of subrogation or action over against any party to this Assignment.

                  IN WITNESS WHEREOF, each of the parties hereto has freely caused this Assignment to be executed as of the 6th day of December, 1996.

                                      TRADEWINDS TELEVISION, LLC



                                      By: ______________________________
                                      Its: ______________________________




                                      ---------------------------------
                                      ROYERIC PACK




                                      AFFINITY ENTERTAINMENT, INC.


                                      By: ______________________________
                                      Its: _____________________________

                                   Schedule A

                                   Collateral
                                   ----------

All of Tradewinds' right, title and interest of every kind and nature, if any, in and to the following, including all products and proceeds thereof, including insurance proceeds (collectively, the "Collateral"):

(i) all episodes currently or hereafter in existence of the television series entitled "Bounty Hunters," "Ghost Writer," "Madison's Adventures, Growing Up Wild," and "Mystery Science Theatre 3000," and the feature packages entitled "Premiere One" and "Classic Collection," and all collateral, allied, ancillary, subsidiary and merchandising rights therein, and all properties and things of value pertaining thereto and all products and proceeds thereof whether now in existence or hereafter made, acquired or produced (as used herein, the term "Episodes" shall mean and include the foregoing episodes and motion pictures, all of the aforesaid rights and the rights and property set forth in a subparagraphs (ii) through (xviii) below), which includes, without limitation:

(ii) All rights of every kind and nature (including, without limitation, copyrights) in and to any literary, musical, dramatic or other material of any kind or nature upon which, in whole or in part, the Episodes are or may be based, or from which they are, or may be adapted or inspired, or which may be or has been used or included in the Episodes including, without limitation, all scripts, scenarios, screenplays, bibles, stories, treatments, novels, outlines, books, titles, concepts, manuscripts or other properties or materials of any kind or nature in whatever state of completion and all drafts, versions and variations thereof (collectively, the "Literary Property");

(iii) All physical properties of every kind or nature of relating to the Episodes and all versions thereof, including, without limitation, all physical properties relating to the development, production, completion, delivery, exhibition, distribution or other exploitation of the Episodes, and all versions thereof or any part thereof, including, without limitations, the Literary Property, exposed film, developed film, positives, negatives, prints, answer prints, special effects, pre-print materials (including interpositives, negatives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices and all other forms of preprint elements which may be necessary or useful to produce prints or other copies or additional preprint elements, whether now known or hereafter devised), soundtracks, recordings, audio and video tapes and discs of all types and gauges, cutouts, trims and any and all other physical properties of every kind and nature relating to the Episodes in whatever state of completion, and all duplicates, drafts, versions, variations and copies of each thereof (collectively, the "Physical Properties");

(iv) All rights of every kind or nature in and to any and all music and musical compositions created for, used in or to be used in connection with the Episodes including, without limitation, all copyrights therein and all rights to perform, copy, record, re-record, produce, publish, reproduce or synchronize any or all of said music and musical compositions as well as all other rights to exploit such music including record, soundtrack recording, and music publishing rights;

(v) All collateral, allied, ancillary, subsidiary, publishing and merchandising rights of every kind and nature, without limitation, derived from, appurtenant to or related to the Episodes or the Literary Property, including, without limitation, all production, exploitation, reissue, remake, sequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Episodes, the Literary Property or any part thereof; all rights to use, exploit and license others to use or exploit any and all novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Episodes or the Literary Property, the title or titles of the Episodes, the characters appearing in the Episodes or said Literary Property and/or the names or characteristics of said characters, and including further, without limitation, any and all commercial exploitation in connection with or related to the Episodes, all remakes or sequels thereof and/or said Literary Property;

(vi) All rights of every kind or nature, present and future, in and to all agreements relating to the development, production, completion, delivery and exploitation of the Episodes, including, without limitation, all agreements for personal services, including the services of writers, directors, cast, producers, special effects personnel, animators, cameramen and other creative, artistic and technical staff and agreements for the use of studio space, equipment, facilities, locations, animation services, special effects services and laboratory contracts;

(vii) All insurance and insurance policies heretofore or hereafter placed upon the Episodes or the insurable properties thereof and/or any person or persons engaged in the development, production, completion, delivery or exploitation of the Episodes and the proceeds thereof;

(viii) All copyrights, rights in copyrights, interests in copyrights and renewals and extensions hereafter obtained upon the Episodes or the Literary Property or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claims under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name of Tradewinds or in the name of Lender for past, present and future infringements of copyright;

(ix) All rights to produce, acquire, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize or otherwise exploit the Episodes, the Literary Property and any and all rights therein (including, without limitation, the rights referred to in subsection (iv) above) in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including, without limitation, by projection, radio, all forms of television (including, without limitation, free, pay, toll, cable, sustaining subscription, sponsored and direct satellite broadcast), in theatres, non-theatrically, on cassettes, cartridges  and  discs  and by any  and  all  other  scientific,  mechanical  or electronic means, methods, processes or devises now known or hereafter conceived, devised or created;

(x) All rights of Tradewinds of any kind or nature, direct or indirect, to acquire, produce, develop, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize, or otherwise exploit the Episodes, or any rights in the Episodes, including, without limitation, pursuant to agreements between Tradewinds and any company controlling, controlled by, or under common control with Tradewinds (a "Subsidiary") which relate to the ownership, production or financing of the Episodes;

(xi) All contract rights and general intangibles which grant to any person any right to acquire, produce, develop, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize, or otherwise exploit the Episodes or any rights in the Episodes including, without limitation, all such rights pursuant to agreements between Tradewinds and any Subsidiary which relate to the ownership, production or financing of the Episodes;

(xii) All rent, revenues, income, compensation, products, increases, proceeds and profits or other property obtained or to be obtained from the production, release, sale, distribution, subdistribution, lease, sublease, marketing, licensing, sublicensing, exhibition, broadcast, transmission, reproduction, publication, ownership, exploitation or other uses or disposition of the Episodes and the Literary Property (or any rights therein or part thereof), in any and all media, without limitation, the properties thereof and of any collateral, allied, ancillary, merchandising and subsidiary rights therein and thereto, and amounts recovered as damages by reason of unfair competition, the infringement of copyright, breach of any contract or infringement of any rights, or derived therefrom in any manner whatsoever;

(xiii) Any and all general intangibles, contract rights, chattel paper documents, instruments and goods, including inventory (as those terms are defined in the California Commercial Code), not elsewhere included in this definition, which may arise in connection with the creation, production, completion, delivery, financing, ownership, possession or exploitation of the Episodes;

(xiv)  Any  and  all  documents,  receipts  or  books  and  records,  supporting
documentation  relating  to  paid  and  unpaid  invoices,   including,   without
limitation, documents or receipts of any kind or nature issued by a pledgeholder, warehouseman or bailee with respect to the Episodes and any element thereof;

(xv) All accounts receivable, all contracts rights, all general intangibles (as such terms are defined above) in connection with or relating to the Episodes including, without limitation, all accounts receivable, all contract rights and general intangibles constituting rights to receive the payment of money, or other valuable consideration, all receivables and all other rights to receive the payment of money including, without limitation, under present or future contracts or agreements (whether or not earned by performance), from the sale, distribution, exhibition, disposition, leasing, subleasing, licensing, sublicensing or other exploitation of the Episodes or the Literary Property or any part thereof or any rights therein or related thereto in any medium, whether now known or hereafter developed, by any means, method, process or device in any market, including Tradewinds' rights to receive payments thereunder, and all other rights to receive film rentals, license fees, distribution fees, producer's shares, royalties and other amounts of every description including, without limitation, Tradewinds Television advertising sales proceeds, from (a) theatrical exhibitors, exhibitors, television networks and stations and airlines, cable television systems, pay television operators, whether on a subscription, per program charge basis or otherwise, and other exhibitors, (b) distributors, subdistributors, lessees, sublessees, licensees and sublicensees (including any Subsidiary) and (c) any other person or entity that distributes, exhibits or exploits the Episodes or the Literary Property or elements or components of the Episodes or the Literary Property or rights relating thereto;

(xvi) All proceeds, products, additions and accessions (including insurance proceeds) of the Episodes, as defined and referred to in subsections (i) through
(xv) above; and

(xvii) The following personal property, whether now owned or hereafter acquired:
(i) the title or titles of the Episodes and all of Tradewinds' rights to the exclusive use thereof including rights protected pursuant to trademark, service mark, unfair competition and/or other laws, rules or principles of law or equity or industry practice, and (ii) all inventions, processes, formulae, licenses, patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, domestic and foreign, whether now owned or hereafter acquired, and the accompanying good will and other like business property rights relating to the Episodes, and the right (but not the obligation) to register claims under trademark or patent and to renew and extend such trademarks or patents and the right (but not the obligation) to sue in the name of Tradewinds or in the name of Lender for past, present or future infringement of trademark or patent;

all other presently owned and after acquired assets and interests of Tradewinds including, but not limited to accounts, contract rights, general intangibles, notes, instruments, chattel paper, machinery, equipment, furniture, fixtures, leasehold improvements, leases (real property and personal property), tax refunds, deposit accounts, cash, bank accounts, Tradewinds Television advertising sales proceeds, any and all avoidance rights and powers existing under the Bankruptcy Code and the proceeds and products of all of the foregoing (collectively "General Assets").

                                    EXHIBIT A

                                   Liabilities
                                   -----------

                                    EXHIBIT B

                                  Encumbrances
                                  ------------



Affinity has a first priority perfected security interest in and to the Collateral.